EXCHANGE LISTED FUNDS TRUST

High Yield etf

NYSE Arca Ticker: HYLD

Supplement dated November 16, 2021 to the currently effective Prospectus, Summary Prospectus (together, the “Prospectuses”), and Statement of Additional Information (the “SAI”)

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI for the High Yield ETF (the “Fund”) and should be read in conjunction with those documents.

Effective November 15, 2021, Michael Dixon of WhiteStar Asset Management LLC, a sub-adviser of the Fund, began serving as a portfolio manager of the Fund. Accordingly, the following specific information is added:

Portfolio Managers

The following information is added under “Portfolio Managers” in the Summary Prospectus and “Fund Summary – Portfolio Managers” in the Prospectus:

Michael Dixon, portfolio manager of WhiteStar, has served as a portfolio manager of the Fund since 2021.

The following information is added to the “Portfolio Managers” section in the Prospectus:

Michael Dixon, portfolio manager of WhiteStar, has served as a portfolio manager of the Fund since November 2021. Prior to joining WhiteStar in 2015, Mr. Dixon was a Vice President in the Risk & Portfolio Management group at BBVA USA, where he managed a portfolio primarily of syndicated bank debt. His responsibilities included underwriting, due diligence, and ongoing surveillance of the portfolio. Prior to BBVA USA, Mr. Dixon was a credit trader in the Proprietary Investing group of ORIX USA, where he executed leverage loan, high yield bond, credit derivative and equity trades for a long-short credit fund. Mr. Dixon received a Bachelor of Science in Business Administration degree in Finance from the University of Arizona and a Master of Science degree in Finance from DePaul University. He is a Chartered Financial Analyst (CFA) Charter holder.

Portfolio Manager Compensation

The following information is added to the subsection titled “Portfolio Manager Compensation” in the Fund’s SAI:

Mr. Dixon is compensated by WhiteStar and does not receive any compensation directly from the Fund or the Adviser. WhiteStar pays Mr. Dixon a salary plus a discretionary bonus, which is based on the overall profitability of WhiteStar.

Fund Shares Owned by the Portfolio Managers

The following information is added to the subsection titled “Fund Shares Owned by the Portfolio Managers” in the Fund’s SAI:

As of November 1, 2021, Mr. Dixon did not beneficially own shares of the Fund.

Other Accounts Managed by the Portfolio Managers

The following information is added to the subsection titled “Other Accounts Managed by the Portfolio Managers” in the Fund’s SAI:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Michael Dixon	0	$0	16**	$6,644**	0	$0

*	Information provided as of June 30, 2021.
**	Assets in these accounts are subject to a performance based advisory fee.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.